SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      TEMPLETON EMERGING MARKETS FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:





[LOGO]

                      TEMPLETON EMERGING MARKETS FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for August 26, 2002 at 4:00 p.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund, Inc. (the "Fund"). If you specify a vote for all four Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).



TELEPHONE AND INTERNET VOTING
FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.





[LOGO]

                      TEMPLETON EMERGING MARKETS FUND, INC.

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 26, 2002 at 4:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on four Proposals:

     1. To elect five Directors of the Fund to hold office for the terms specified.

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

     (a) To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities;

     (b) To amend the Fund's fundamental investment restriction regarding industry concentration;

     (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

     (d) To amend the Fund's fundamental investment restriction regarding investments in real estate; and

     (e) To amend the Fund's fundamental investment restriction regarding lending.

     4. To approve the elimination of certain of the und's fundamental investment restrictions.


                                        By Order of the Board of Directors,



                                        Barbara J. Green,
                                        SECRETARY



June              , 2002
     -------------





MANY SHAREHOLDERS HOLD SHARS IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.





                                TABLE OF CONTENTS

                                                                          PAGE

     PROXY STATEMENT

Information  About Voting.................................................. 1

Proposal  1: To Elect Five Directors of the Fund
             to Hold Office for the Terms Specified........................ 3

Proposal 2: To Approve an Agreement and Plan of
            Reorganization that provides for the
            Reorganization of the Fund from a
            Maryland Corporation to a Delaware
            Business Trust.................................................14

Introduction to Proposals 3 and 4..........................................19

Proposal  3:  To Approve Amendments to Certain of
              the Fund's Fundamental Investment
              Restrictions (this Proposal involves
              separate votes on Sub-Proposals 3a-3e).......................20

              Sub-Proposal 3a: To amend the Fund's
                               fundamental investment
                               restriction regarding
                               borrowing and issuing
                               senior securities...........................20

              Sub-Proposal 3b: To amend the Fund's
                               fundamental investment
                               restriction regarding
                               industry concentration......................22

              Sub-Proposal 3c: To amend the Fund's
                               fundamental investment
                               restriction regarding
                               investments in commodities..................23

              Sub-Proposal 3d: To amend the Fund's
                               fundamental investment
                               restriction regarding
                               investments in real estate..................25

              Sub-Proposal 3e: To amend the Fund's
                               fundamental investment
                               restriction regarding lending.............. 26

Proposal 4: To Approve the Elimination of Certain of
            the Fund's Fundamental Investment Restrictions.................28

Information About the Fund.................................................31

Further Information About Voting and the Meeting...........................33

EXHIBITS

Exhibit A: Form of Agreement and Plan of Reorganization between
           Templeton Emerging Markets Fund, Inc. (a Maryland
           corporation) and Templeton Emerging Markets Fund (a
           Delaware business trust) .......................................A-1

Exhibit B: A Comparison of Governing Documents and State Law...............B-1

Exhibit C: Fundamental Investment Restrictions Proposed to be
           Amended or Eliminated...........................................C-1








                      TEMPLETON EMERGING MARKETS FUND, INC.

                                 PROXY STATEMENT

  INFORMATION ABOUT VOTING

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on May 31, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about June ___________ , 2002.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on four Proposals:

     1. To elect five Directors of the Fund to hold office for the terms specified;

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals); and

     4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote:

     1. FOR the election of five Directors of the Fund to hold office for the terms specified;

     2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

     3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

     4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: FOR the election of all nominees for Director (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3e); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.





PROPOSAL  1: TO ELECT FIVE  DIRECTORS  OF THE FUND TO HOLD  OFFICE FOR THE TERMS
             SPECIFIED

HOW ARE NOMINEES SELECTED?

The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Chairman, Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES AND DIRECTORS?

The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors expire. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Nicholas F. Brady is deemed to be an "interested person" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors." All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain  Directors  of the Fund hold  director  and/or  officer  positions  with
Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H.
Johnson, Jr., Vice President of the Fund. There are no other family relationships among any of the Directors or nominees for Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Director.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Director.

NOMINEES FOR INDEPENDENT DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS:



                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------
HARRIS J. ASHTON (69)     Director            Since 1992                  133         Director, RBC Holdings, Inc.
500 East Broward Blvd.                                                                (bank holding company) and
Suite 2100                                                                            Bar-S Foods (meat packing
Fort Lauderdale, FL                                                                   company).
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)    Director            Since 1999                  17          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.;  Vice  Chairman,  Caribbean  Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd.; director of various other business and nonprofit  organizations.
----------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)  Director            Since 1992                  134         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)     Director            Since 1996                  82          Director, Amerada Hess
500 East Broward Blvd.                                                                Corporation (exploration and
Suite 2100                                                                            refining of oil and gas);
Fort Lauderdale, FL                                                                   Hercules Incorporated
33394-3091                                                                            (chemicals, fibers and
                                                                                      resins); Beverly Enterprises,
                                                                                      Inc. (health care); H.J. Heinz
                                                                                      Company (processed foods and
                                                                                      allied products); RTI
                                                                                      International Metals, Inc.
                                                                                      (manufacture and distribution
                                                                                      of titanium); Digex
                                                                                      Incorporated (web hosting
                                                                                      provider); and Canadian
                                                                                      National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------

NOMINEE FOR INTERESTED DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS:

**NICHOLAS F. BRADY (72)  Director            Since 1993                  63          Director, Amerada Hess
500 East Broward Blvd.                                                                Corporation (exploration and
Suite 2100                                                                            refining of oil and gas); C2,
Fort Lauderdale, FL                                                                   Inc. (operating and investment
33394-3091                                                                            business); and H.J. Heinz
                                                                                      Company (processed foods and
                                                                                      allied  products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  FORMERLY,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------

ANDREW H. HINES, JR.(79)  Director            Since 1990                  28          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd
College (1991-present); and FORMERLY, Chairman and Director, Precise Power
Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida
Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
----------------------------------------------------------------------------------------------------------------------

CONSTANTINE D.            Director            Since 1999                  18          None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------
**HARMON E. BURNS (57)    Director and Vice   Director since              33          None
One Franklin Parkway      President           1992 and Vice
San Mateo, CA 94403-1906                      President since
                                              1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51
of   the    investment    companies   in   Franklin    Templeton    Investments.
-----------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)  Chairman of the   Chairman of the              133        None
One Franklin Parkway       Board, Director   Board since 1995
San Mateo, CA 94403-1906   and Vice          and Director and
                           President         Vice President
                                             since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------

BETTY P. KRAHMER (72)    Director              Since 1990                  22          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic
Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)   Director              Since 1993                  133        Director, White Mountains
500 East Broward Blvd.                                                                Insurance Group, Ltd.; Martek
Suite 2100                                                                            Biosciences Corporation;
Fort Lauderdale, FL                                                                   WorldCom, Inc. (communications
33394-3091                                                                            services); MedImmune, Inc.
                                                                                      (biotechnology); Overstock.com
                                                                                      (Internet services); and
                                                                                      Spacehab, Inc. (aerospace
                                                                                      services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)    Director             Since 1990                  28          None
500 East Broward
Blvd. Suite 2100,
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Harmon E. Burns, and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns' status as an interested person results from his position as an officer and director of Resources, which is the parent company of the Fund's Investment Manager and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.





The following tables provide the dollare range of the equity securities of the Fund and of funds in Franklin Templeton Investments beneficially owned by the Fund's Directors as of March 31, 2002.

INDEPENDENT DIRECTORS

                                                        AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES
                                                         IN ALL FUNDS OVERSEEN
                                                             BY THE DIRECTOR
                                     DOLLAR RANGE OF        IN THE FRANKLIN
                                  EQUITY SECURITIES       TEMPLETON INVESTMENTS
NAME OF DIRECTOR                     IN THE FUND              FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                      $1 - $10,000           Over $100,000
Frank J. Crothers                        None                Over $100,000
S. Joseph Fortunato                   $1 - $10,000           Over $100,000
Andrew H. Hines, Jr.                  $1 - $10,000           Over $100,000
Edith E. Holiday                      $1 - $10,000           Over $100,000
Betty P. Krahmer                    $10,001-$50,000          Over $100,000
Gordon S. Macklin                   $10,001-$50,000          Over $100,000
Fred R. Millsaps                         None                Over $100,000
Constantine D. Tseretopoulos             None                Over $100,000


INTERESTED DIRECTORS
                                                        AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES
                                                         IN ALL FUNDS OVERSEEN
                                                             BY THE DIRECTOR
                                     DOLLAR RANGE OF        IN THE FRANKLIN
                                  EQUITY SECURITIES       TEMPLETON INVESTMENTS
NAME OF DIRECTOR                     IN THE FUND              FUND COMPLEX
-------------------------------------------------------------------------------
Nicholas F. Brady                  $10,001-$50,000            Over $100,000
Harmon E. Burns                           None                Over $100,000
Charles B. Johnson                 $10,001-$50,000            Over $100,000


HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd. - Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate number of meetings of the Board and of the committee(s) of the Board on which the Director served.

Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from Franklin Templeton funds. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.



                                               TOTAL
                                            COMPENSATION          NUMBER OF
                                                FROM           BOARDS IN THE
                                               FRANKLIN      FRANKLIN TEMPLETON
                              AGGREGATE       TEMPLETON         INVESTMENTS
                            COMPENSATION      INVESTMENTS       FUND COMPLEX
                                FROM            FUND             ON WHICH
NAME OF DIRECTOR             THE FUND/1/       COMPLEX/2/      EACH SERVES/3/
-------------------------------------------------------------------------------
Harris J. Ashton               $3,000         $353,221              48
Nicholas F. Brady               2,800          134,500              18
Frank J. Crothers               3,013           92,000              14
S. Joseph Fortunato             3,000          352,380              49
Andrew H. Hines, Jr.            3,024          201,500              19
Edith E. Holiday                3,000          254,670              28
Betty P. Krahmer                3,000          134,500              18
Gordon S. Macklin               3,000          353,221              48
Fred R. Millsaps                3,022          201,500              19
Constantine D. Tseretopoulos    3,026           94,500              15

(1) Compensation  received for the fiscal year ended August 31, 2001.

(2) For the calendar year ended December 31, 2001.

(3) We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other investment companies that are part of the Franklin Templeton Investments fund complex, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.


NAME, AGE AND ADDRESS            POSITION               LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
 CHARLES B. JOHNSON           Chairman of the           Chairman of the Board
                              Board, Director           since 1995 and Director
                              and Vice President        and Vice President
                                                        since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------
MARK MOBIUS (65)              President                 Since 1987
Two Exchange Square
39th Floor
Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (61)    Vice President           Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
 HARMON E. BURNS              Director and              Director since 1992 and
                              Vice President            Vice President since
                                                        1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for information about Mr. Harmon E. Burns.
-------------------------------------------------------------------------------






NAME, AGE AND ADDRESS            POSITION               LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice President            Since 1989
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc., and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Vice President            Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)       Vice President            Since 2001
P.O. Box N-7759
Lyford Cay, Nassau
Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------
JOHN R. KAY (61)              Vice President            Since 1994
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------






NAME, AGE AND ADDRESS            POSITION               LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice President            Since 2000
One Franklin Parkway          and Assistant
San Mateo, CA                 Secretary
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice President and         Vice President since
One Franklin Parkway          Secretary                  2000 and Secretary
San Mateo, CA                                            since 1996
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
DAVID P. GOSS (55)            Vice President and        Since 2000
One Franklin Parkway          Assistant Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)        Vice President -          Since May 2002
600 5th Avenue                AML Compliance
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)       Treasurer                 Since 2000
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST

The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DBT Plan"), substantially in the form attached to this Proxy Statement as EXHIBIT A, that would change the state and form of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware business trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DBT Reorganization." To implement the DBT Reorganization, the Directors have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware business trust named "Templeton Emerging Markets Fund" (the "Trust").

WHAT WILL THE DBT REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

If the DBT Plan is approved by shareholders and the DBT Reorganization is implemented, the Trust would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 of this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the Trust would be the same as those of the Fund, and would operate the Trust in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the DBT Reorganization, you would hold an interest in the Trust that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

WHY ARE THE DIRECTORS RECOMMENDING APPROVAL OF THE DBT PLAN AND THE DBT REORGANIZATION?

The Directors have determined that investment companies formed as Delaware business trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware business trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the Trust. This could benefit the Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the DBT Plan.

HOW DO THE MARYLAND CORPORATE LAW, AND THE FUND'S GOVERNING DOCUMENTS, COMPARE TO THE DELAWARE BUSINESS TRUST LAW, AND THE TRUST'S GOVERNING DOCUMENTS?

Reorganizing the Fund from a Maryland corporation to a Delaware business trust is expected to provide many benefits to the Fund and its shareholders. As a Delaware business trust formed under the Delaware business trust law, with its operations governed by a Declaration of Trust and By-Laws (that streamline many of the provisions in the Fund's Amended and Restated Articles of Incorporation and By-Laws), the Trust should enjoy enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. It should be able to adapt more quickly and cost effectively to new developments in the fund industry and the financial markets. Moreover, to the extent provisions in the Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the Trust and the Fund, are included in EXHIBIT B to this Proxy Statement, which is entitled, "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW." In this connection, we note that the By-Laws which will govern the operation of the Trust if this Proposal 2 is approved by shareholders and the DBT Reorganization is completed, contain a provision which requires that notice be given to the Trust by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in EXHIBIT B and its operation is described under "FURTHER INFORMATION ABOUT VOTING AND THE MEETING - SHAREHOLDER PROPOSALS" below.

WHAT ARE THE CONSEQUENCES AND PROCEDURES OF THE DBT REORGANIZATION?

As noted above, upon completion of the DBT Reorganization, the Trust will continue the business of the Fund with the same investment objective, policies and investment restrictions as exist on the date of the DBT Reorganization, and will hold the same portfolio of securities then held by the Fund. The Trust will operate under substantially identical overall management, investment management, and administrative arrangements as those of the Fund.

The Trust was formed solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's notification of registration under the 1940 Act. To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust. In exchange for these assets and liabilities, the Trust will issue shares of beneficial interest in the Trust to the Fund, which, in turn, will distribute those shares pro rata to you. Through this procedure, you will receive exactly the same number and dollar amount of shares of the Trust as shares of the Fund ("Fund Shares") owned by you immediately prior to the effectiveness of the DBT Reorganization, and the net asset value of each share of the Trust will be the same as that of the Fund. In addition, you will retain the right to any declared but undistributed dividends or other distributions payable on Fund Shares that you may have had on the effective date of the DBT Reorganization. As soon as practicable after the effective date of the DBT Reorganization, the Fund will be dissolved and cease its corporate existence.

The Directors may terminate the DBT Plan and abandon the DBT Reorganization at any time prior to the effective date of the DBT Reorganization if they determine that such actions are in the best interests of the Fund's shareholders. If the DBT Plan is not approved by shareholders or the Directors abandon the DBT Reorganization, the Fund will continue to operate as a corporation under the laws of the State of Maryland. If the DBT Reorganization is approved by shareholders, it is expected to be completed in the fall of 2002.

WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

In connection with the implementation of the DBT Reorganization, the Trust will enter into an investment management agreement with Templeton Asset Management Ltd. - Hong Kong Branch, the Trust's investment manager (the "Investment Manager"). This investment management agreement will be substantially identical to the current investment management agreement between the manager and the Fund. Thus, it is anticipated that, other than a change in contracting party and the date of the agreement, there will be no material change in the essential terms of the investment management agreement because of the DBT Reorganization.

WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT SHAREHOLDER SERVICING AGREEMENTS?

The Trust will enter into an agreement for administration services with Franklin Templeton Services, LLC ("FT Services") that is substantially identical to the Fund Administration Agreement currently in place between the Fund and FT Services. The Fund will assign to the Trust the Fund's service and transfer agency agreement with Mellon Investor Services, LLC (which provide for certain financial, administrative, transfer agency and fund accounting services).
Consequently, shareholders of the Trust should receive the same quality of services they have received as shareholders of the Fund.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE DBT PLAN?

Under the 1940 Act, the shareholders of an investment company are entitled to vote on the election of directors or trustees and the initial approval of the investment management agreement for the investment company. Thus, if the DBT Plan is approved, shareholders of the Trust would need to elect Trustees/1/ and approve an investment management agreement or the Trust would not be in compliance with the 1940 Act. For investment companies that have already commenced operations and have public shareholders, these matters typically must be submitted to shareholders for their consideration at a meeting specially called for that purpose. In the case of a reorganization such as that contemplated by this Proposal 2, a meeting could not be called until after the completion of the transaction, because only then would there exist public shareholders of the Trust who could vote. Such a procedure would be both impractical and expensive. Therefore, in accordance with standard practice and announced positions of the staff of the U.S. Securities and Exchange Commission ("SEC"), the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals following completion of the DBT Reorganization. Thus, the Directors have determined that shareholder approval of the DBT Plan substantially in the form contained in EXHIBIT A would, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election, as Trustees of the Trust, of the Directors of the Fund who are in office at the time of the DBT Reorganization, including those Directors elected at this Meeting pursuant to Proposal 1; and (2) a new investment management agreement between the Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in effect between the Fund and the Investment Manager. Mechanically, this will be accomplished, prior to the effectiveness of the DBT Reorganization, by issuing a single share of beneficial interest in the Trust to the Fund, and having the Fund vote on these matters as sole shareholder of the Trust.

In summary, to implement the special voting procedures described above, prior to the completion of the DBT Reorganization, the officers will cause the Fund, which will have the status of initial sole shareholder of the Trust, to vote its share of the Trust FOR the election of the Trustees of the Trust and approval of the investment management agreement as specified above. This action will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of a shareholder meeting. If approved by shareholders of the Fund and not abandoned by the Directors, the DBT Reorganization will be completed as soon as reasonably practicable after the Meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE TRUST?

The Trust was formed as a business trust on May __, 2002 pursuant to Delaware law. The Trust has authorized an unlimited number of shares of beneficial interest without par value. As of the effective date of the DBT Reorganization, outstanding shares of the Trust will have the same dividend rights as those of the Fund immediately prior to the effective date of the DBT Reorganization and will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. Shares of the Trust and the Fund have the same voting and liquidation rights and have one vote per full share. Both the Trust and Fund provide for noncumulative voting in the election of their Trustees/Directors and provide for a classified board consisting of three classes of Trustees/Directors, with Staggered terms. Each class of Trustees/Directors remains in office for three years and until their successors are elected and qualify with the term of office of one class expiring each year. The Trust also has the same fiscal year as the Fund.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The DBT Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DBT Reorganization is completed. Generally, the basis and holding period of your shares in the Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the DBT Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Trust and the Fund, that under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the Trust, the transfer of such shares to the shareholders of the Fund, and the liquidation and dissolution of the Fund pursuant to the DBT Plan, will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Trust, or either of their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

You may continue to trade your Fund Shares on the NYSE or Pacific Exchange, Inc. (the "PXC") until the close of trading on the business day before the effective date of the DBT Reorganization. The shares of the Trust will be listed on the NYSE and the PXC just as Fund Shares historically have been listed. Consequently, upon the effectiveness of the DBT Reorganization you may trade, on the NYSE or the PXC the shares of the Trust you receive in the DBT Reorganization. The value of your shares will not be affected by the DBT Reorganization except to the extent that market forces affect the value of the shares, as currently occurs.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE DBT PLAN?

By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of an investment company that has been formed as a Delaware business trust, with the Trustees, investment management, and other service arrangements that are substantially identical to those in place for the Fund.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2





                        INTRODUCTION TO PROPOSALS 3 AND 4

WHY IS THE BOARD RECOMMENDING THE AMENDMENT OR ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

After the Fund was organized as a Maryland corporation in 1987, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than required under current law or which are no longer required at all. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently and to more easily monitor compliance with its investment restrictions.

The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way the Fund is managed or will result in a material change in the level of investment risk associated with an investment in the Fund. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.





PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3E)

The Fund's current investment restrictions that are the subject of this Proposal 3, together with the recommended changes to those restrictions, are detailed in EXHIBIT C, which is entitled, "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective immediately.

SUB-PROPOSAL  3A:  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT  RESTRICTION
REGARDING BORROWING AND ISSUING SENIOR SECURITIES.

The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities, and a fund's policies concerning the borrowing of money and the issuance of senior securities must be fundamental. A "senior security," which includes certain borrowings, is, in essence, an obligation of the Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders regarding the same earnings or assets. The 1940 Act's limitations are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund that would have to be discharged before the claims of shareholders. Consistent with that policy, the 1940 Act generally limits the ability of a closed-end investment company, like the Fund, from leveraging its assets by borrowing money or through the issuance of senior securities.

In summary, under the 1940 Act, a closed-end fund may leverage its assets by borrowing or through the issuance of debt instruments or preferred stock. In the case of a senior security that is in the form of a borrowing or the issuance of debt, the Fund, among other requirements, must have assets equal to at least 300% of the amount borrowed or the amount of the debt issue immediately after the borrowing or issuance of debt. In determining whether it meets the 300% asset coverage requirement, the Fund is permitted to include as an asset the amount borrowed or the amount of the debt instrument. In the case of a senior security that is in the form of an issue of preferred stock, among other requirements, the asset coverage requirement is 200% of the amount of the preferred stock issued. As in the case of a borrowing or debt issue, the amount of the preferred stock issue is included as an asset for purposes of the asset coverage requirement. So long as the borrowing continues or the debt issue or preferred stock is outstanding, a fund may not pay dividends or make distributions or repurchase its common stock if that action would reduce asset coverage below the required amount.

In addition, in accordance with SEC staff interpretations under the 1940 Act, closed-end funds may engage in a number of types of transactions that might be considered to raise "senior security" or "leveraging" concerns if the funds do not meet certain collateral requirements designated by the SEC staff. These collateral requirements are designed to protect shareholders by ensuring that when an obligation from one of these "leverage-type transactions" comes due, liquid assets of the fund sufficient to discharge the obligation are readily available in a segregated account of the fund. The collateralization requirement limits a fund's ability to engage in those types of transactions and thereby limits a fund's exposure to risk associated with them. In very general terms, an investment company is considered to be leveraging when it enters into securities transactions without being required to make payment until a later point in time. The leverage-type transactions identified by the SEC staff as presenting senior security concerns include, among others, short sales, certain options and futures transactions, and reverse repurchase agreements. Among these, short sales are currently the subject of a fundamental restriction that the Board is proposing to eliminate under Proposal 4 of this Proxy Statement.

WHAT  EFFECT  WILL  AMENDING  THE  CURRENT   BORROWING  AND  SENIOR   SECURITIES
RESTRICTION HAVE ON THE FUND?

The proposed borrowing and senior securities restriction set forth in EXHIBIT C is intended to modernize the Fund's investment restriction, and to clarify that the Fund may borrow money, issue senior securities or engage in "leverage-type transactions" in accordance with the limits established under the 1940 Act, or any SEC order, rule, regulation or staff interpretation thereof.

The proposed restriction is designed to reflect all current regulatory requirements and is formulated to provide the Fund with enhanced flexibility to respond to future legal, regulatory or market changes. This enhanced flexibility would be achieved by eliminating certain operational limitations set forth in the Fund's current fundamental restriction. That restriction currently prohibits the Fund from issuing senior securities or borrowing money except that the Fund may borrow from a bank (i) for temporary or emergency purposes, or (ii) to finance repurchase of its shares, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. Although the proposed restriction does not specifically carve out these enumerated activities, the Fund would continue to be permitted to engage in them, because these activities are all permissible under the 1940 Act and interpretations of the SEC staff.

The proposed borrowing and senior securities restriction set forth in EXHIBIT C would provide the Fund with greater borrowing and leveraging flexibility, and would permit the Fund to engage in a broader range of leverage-type transactions. The Fund may therefore be subject to additional costs and risks if it engages in practices that would be permissible under this modified policy.

BORROWING AND ISSUANCE OF SENIOR SECURITIES. For example, the Fund could borrow money or issue senior securities, such as preferred stock, for investment purposes when the manager believes that it is appropriate to expand the Fund's investments beyond its existing holdings. Because borrowing or the issuance of senior securities will subject the Fund to additional costs, the Fund would only borrow or issue senior securities when the manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its longer-term portfolio investments. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

Because the investment risk associated with investment assets purchased with funds obtained through a borrowing or the issuance of senior securities would be borne solely by the holders of the Fund's shares, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Also, if the asset coverage for borrowings or other senior securities of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. In addition, if the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

LEVERAGE-TYPE TRANSACTIONS. As recited in the Fund's Prospectus, the Fund is currently authorized to engage in certain investment practices that constitute "leverage-type transactions," subject to certain limitations. That authority would be preserved and expanded under the proposed amendment to the Fund's restriction. Among the leverage-type transactions in which the Fund would be authorized to engage under the proposed restriction are transactions involving futures, options thereon and similar derivative instruments. These instruments could be used in an attempt to protect Fund assets, implement a cash or tax management strategy or enhance Fund returns. With derivatives, the manager often would be attempting to predict whether an underlying investment will increase or decrease in value at some future time.

Derivatives and similar instruments generally involve costs, may be volatile and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party and the inability to close out a position because the trading market becomes illiquid. Therefore, these instruments will be utilized only if the manager determines that such investments are advisable.

The above notwithstanding, the Board does not anticipate that the Fund would be exposed to any additional risk if the current restriction is amended, because the Fund has no present intention of changing its current investment practices with respect to borrowing money or issuing senior securities. In addition, even if the Fund were to engage in "leverage-type transactions," the SEC staff's collateralization requirements and other applicable regulatory limitations should help to mitigate the investment risks attendant to them.

SUB-PROPOSAL  3B:  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT  RESTRICTION
REGARDING INDUSTRY CONCENTRATION.

Under the 1940 Act, an investment company's policy regarding concentration of investments in the securities of companies in any particular industry or group of industries must be fundamental. The SEC staff takes the position that an investment company "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

WHAT  EFFECT  WILL   AMENDING  THE  CURRENT   RESTRICTION   REGARDING   INDUSTRY
CONCENTRATION HAVE ON THE FUND?

The proposed concentration policy set forth in EXHIBIT C to this Proxy Statement is substantially the same as the Fund's current policy, except that the proposed policy would (i) modify the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (ii) slightly increase (from "25% or more" to "more than 25%") the numerical limit on permissible investments; and
(iii) expressly reference, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. Consistent with the Fund's current restriction, the proposed restriction would preserve the Fund's authority, without limit, to purchase the securities of any issuer pursuant to the exercise of rights distributed to the Fund by such issuer. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.

The proposed restriction would expressly exempt from the 25% limitation, those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with current SEC staff policy. The Fund is currently authorized to invest in U.S. government securities, but those investments generally are permissible only when the Fund's assets are not invested in emerging markets equity securities or for temporary defensive purposes. In addition, although the Fund is not currently prevented from making investments in other investment companies, the proposed restriction would make explicit that any such investments are exempted from the Fund's concentration policy. Even if the Fund were to make investments in investment company securities under this modified restriction, however, the Fund would continue to remain subject to the limitations on such investments as set forth in the 1940 Act. In brief, absent special relief from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

The adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed. The Fund does not typically invest a significant proportion of its assets in U.S. government securities or those issued by its agencies or instrumentalities. Moreover, without SEC relief, the Fund would be limited in its investments in other investment companies as it is currently pursuant to applicable law.

SUB-PROPOSAL  3C:  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT  RESTRICTION
REGARDING INVESTMENTS IN COMMODITIES.

Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The substance of the Fund's current investment policy regarding commodities is set forth in EXHIBIT C. At present, that policy is combined with the Fund's fundamental policy relating to purchase of real estate; the latter policy is proposed to be modified under Sub-Proposal 3d, set forth below. Management is proposing to separate the fundamental restrictions relating to these two practices for purposes of clarity and to facilitate administration of the Fund's compliance program. If shareholders do not approve both Sub-Proposals 3c and 3d, the current policy respecting the investment practice that is the subject of the rejected Sub-Proposal will be preserved and the current fundamental restriction will be reformulated accordingly.

The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain futures contracts and options thereon are considered to be commodity interests. Financial futures contracts such as those related to currencies, stock indices or interest rates, also may be considered to be commodity interests. If the Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the future market price is higher. If the future market price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds typically seek to invest in such financial futures contracts and options related to such contracts for hedging or investment purposes.

WHAT EFFECT WILL AMENDING THE COMMODITIES RESTRICTION HAVE ON THE FUND?

Under the Fund's current fundamental restriction relating to commodities, the Fund is permitted to purchase and sell (i) futures contracts on stock indices and foreign currencies, (ii) securities which are secured by commodities and
(iii) securities of companies which invest or deal in commodities. Consistent with the investment practices noted in the restriction and as described in more detail in the Fund's Prospectus, the Fund currently has the authority to enter into foreign currency futures contracts (and forward foreign currency exchange contracts) as well as purchase put or call options on foreign currency in order to hedge against foreign currency exchange risk. As set forth in the Prospectus, the Fund is subject to certain limitations on the amount of assets it can devote to these transactions, the amount of margin deposits to which it can become subject in connection with futures contracts, as well as other limits. In addition, subject to certain other express limits, the Fund may seek to increase its investment returns or may hedge all or a portion of its portfolio investments through transactions involving stock index futures (and stock options).

The proposed commodities restriction set forth in EXHIBIT C states that the prohibition on purchases and sales covers commodities, but does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This makes clear that the Fund would have the flexibility, consistent with federal securities and commodities laws, to engage in transactions involving futures contracts and related options. The proposed restriction also would make clear, and in some instances expand, the Fund's authority to make investments in such transactions and related options for investment purposes as well as hedging purposes. The proposed restriction does not otherwise limit the types of financial agreements and instruments that can be used in hedging transactions. Thus, the proposed restriction would continue to enable the Fund to engage, consistent with its investment objective, in transactions that are described in the Fund's Prospectus.

Under the terms of the modified restriction, the Fund would be permitted to engage in transactions involving various financial agreements and instruments, including forward foreign currency contracts, options on foreign currencies, futures contracts and options on futures for hedging or investment purposes. Among these are foreign currency exchange transactions which the Fund may conduct either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

Other transactions include the purchasing and writing of put and call options on foreign currencies for the primary purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchanges rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

The Fund would also be permitted to buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. These instruments can present significant investment risk to the Fund if the manager does not accurately predict the fluctuations in, as the case may be, interest rates, currency values or the market to which the financial instrument is tied.

Using these financial agreements and similar instruments for hedging, and particularly for investment purposes, can involve substantial risks, and they will be utilized only if the manager determines that such investments are advisable. The adoption of this restriction is not expected to affect the way the Fund is currently managed (as disclosed in the Fund's Prospectus) and, therefore, it is not currently anticipated that the proposed restriction will expose the Fund to any additional material risk.

SUB-PROPOSAL  3D:  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT  RESTRICTION
REGARDING INVESTMENTS IN REAL ESTATE.

Under the 1940 Act, a fund's investment policy relating to the purchase of real estate must be fundamental. The substance of the Fund's current investment restriction regarding real estate is set forth on EXHIBIT C. As noted above in connection with Sub-Proposal 3c (relating to investments in commodities), the Fund's current fundamental restriction relating to real estate is combined with its investment restriction relating to commodities. Management is proposing to separate the two fundamental restrictions for purposes of clarity and to facilitate administration of the Fund's compliance program. As noted above, if Shareholders do not approve both Sub-Proposals 3c and 3d, the current policy respecting the investment practice that is the subject of the rejected Sub-Proposal will be preserved and the current fundamental investment restriction will be reformulated accordingly.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE HAVE ON THE FUND?

The proposed fundamental restriction, set forth on EXHIBIT C, is substantially similar to the current restriction in that it would permit the Fund to invest in securities secured by real estate or invest in securities of companies that invest in or deal in real estate to the extent consistent with the Fund's investment objective. It would continue to generally prohibit buying and selling real estate.

The only noteworthy change is the proposed reformulation of language to ensure the Fund's ability to invest in real estate investment trusts (REITs) and similar instruments. The current restriction's prohibition on buying and selling "interests in real estate" could be inappropriately construed to prohibit such investments. Investing in REITs has gained in popularity and the number of REITs available for investment by funds and other institutional investors has grown dramatically. The proposed change would clarify that the Fund is not prohibited from investing in them. It is not anticipated that the proposed restriction would pose any additional risk to the Fund because the proposed restriction is designed principally to clarify the current restriction and, in any event, the Fund does not currently anticipate altering its present investment program.

SUB-PROPOSAL  3E:  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT  RESTRICTION
REGARDING LENDING.

Under the 1940 Act, a fund must describe and designate as fundamental, its policy with respect to "making loans to other persons." In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain other transactions and investment related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. The Fund's current fundamental restriction prohibits the Fund from making loans, but specifically carves out repurchase agreements from its prohibition. Thus, the current restriction may be construed to prevent the Fund from engaging in the transactions and practices that the SEC may consider to be loans, even if such activities would otherwise be consistent with the Fund's investment objective and policies.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction would preserve the Fund's authority to enter into repurchase agreements (to the extent they are deemed loans) and would provide the Fund with greater lending flexibility. In addition to the authority the Fund already has to invest in debt instruments, the modified restriction would expressly permit the Fund, consistent with investment objectives, to invest in loan participations and direct corporate loans, which, under certain circumstances, may be deemed to be loans. For several reasons, these investments recently have become more common for investment companies. Under the applicable law in some developing markets, loan financing of certain enterprises offer certain advantages over equity investments, especially for foreign investors, such as the Fund. For example, loan financing may be more flexible than equity investments in markets where the equity capital contributed by foreign investors is fixed and may not be changed without regulatory approvals. In addition, payments of interest and principal on loans are sometimes entitled to priority of repayment and may not be subject to withholding taxes. Moreover, the proceeds of loan payments are sometimes more easily converted to foreign currency than dividend distributions.

The proposed restriction also would explicitly permit the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

The proposed restriction would, in addition, provide the Fund with the flexibility to make cash loans to affiliated investment companies under an SEC exemptive order issued to the investment companies within Franklin Templeton Investments. The proposed restriction permits the Fund, subject to certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund were to loan cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide the Fund additional investment opportunities and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

Because the proposed lending restriction would provide the Fund with greater flexibility to invest in loan participations and direct corporate loans, and to engage in securities lending, the Fund may be exposed to some additional risks associated with these practices. In the case of investments in loan participations and direct corporate loans, these risks would include the risk of general illiquidity and greater price volatility, as well as the lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. In the case of securities lending, these risks include the possibility that a borrower fails to return the securities to the Fund when demanded or required to be returned.

The Fund does not intend currently to change its investment practices as a result of the adoption of the proposed restriction. Therefore, it is not anticipated that the adoption of the proposed restrictions would expose the Fund to risks beyond those to which the Fund is currently subject.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3A - 3E





PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS


The Fund's current investment restrictions that are proposed to be eliminated are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." If shareholders approve Proposal 4, it will be effective immediately.


WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Some of the Fund's fundamental investment restrictions were originally derived from state law and regulation. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. In view of these changes in law and regulation, the Fund need not adopt or maintain investment restrictions relating to purchasing securities on margin, short sales or investments in non-publicly traded, restricted or illiquid securities. The Board has determined that eliminating these three restrictions (referred to in this Proposal 4 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

WHICH THREE (3) RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund currently is subject to three Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. Accordingly, the manager has recommended, and the Board has determined, that the Restrictions be eliminated. Elimination of the Restrictions would enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Directors believe that the manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased, by these changes. The exact language of the Restrictions has been included in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

PURCHASE SECURITIES ON MARGIN. The Fund's Prospectus contains a fundamental policy that prohibits the Fund from purchasing securities on margin. However, that policy expressly permits the Fund to use short-term credits necessary for clearance of transactions and to maintain margin with respect to futures contracts. This restriction was originally adopted at the Fund's inception because applicable state law required investment companies to expressly recite in their prospectuses that purchasing securities on margin was prohibited. After the passage of NSMIA, funds are no longer required to include in their prospectuses a fundamental policy expressly prohibiting these types of investment activities.

Under the 1940 Act, however, the purchase of securities on margin is specifically prohibited. As a general matter, therefore, elimination of this restriction should not have any impact on the day-to-day management of the Fund. Its elimination would: (i) not change the Fund's current inability to purchase securities on margin; (ii) continue to permit the Fund to engage in the activities currently excepted from the restriction; and (iii) permit the Fund, going forward, to easily and efficiently respond to any future changes in regulations or future interpretations of the 1940 Act.





SHORT SALES. The Fund's Prospectus currently prohibits the Fund from selling securities short or maintaining a short position. A short sale is the sale of a security that is later purchased or borrowed from a broker or other institution to complete the sale. A short sale is "against the box" if the Fund owns, or has the right to obtain, securities identical to those sold short.

Following the passage of NSMIA, applicable law no longer requires funds to declare a fundamental policy concerning short selling. Under the 1940 Act, the Fund may engage in short sales of securities provided it establishes a segregated account that contains the same security that is the subject of the short sale (the above-described short sale "against the box"), or other liquid assets in an amount sufficient to discharge the liability created by the short sale. If the Fund did not establish a segregated account with adequate collateral, the short sale might be deemed to create a senior security, which would be prohibited under the 1940 Act.

Eliminating this restriction on short sales would provide the Fund with the flexibility to enter into short sales in the limited instances that are interpreted by the SEC staff as not constituting the issuance of senior securities under the federal securities laws. The Fund's use of short sales could pose certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. However, because the Fund does not currently intend to enter into short sales or maintain short positions, eliminating this restriction is not expected to affect the day-to-day management of the Fund.

NON-PUBLICLY TRADED, RESTRICTED AND ILLIQUID SECURITIES. Since its inception, the Fund has been subject to a fundamental investment restriction that prohibits the Fund from investing more than 25% of it total assets in non-publicly traded, restricted and illiquid securities. Prior to NSMIA, some state laws required funds to adopt restrictive policies concerning such investments. Following the passage of NSMIA, those state restrictions are no longer required.

In addition, neither the 1940 Act nor the SEC staff imposes limits on the percentage of closed-end fund assets invested in non-publicly traded, restricted and illiquid securities primarily because the day-to-day operations of a closed-end fund do not typically require the quick disposition of portfolio securities to raise cash. As a consequence, in general, maintaining a minimum proportion of Fund assets in liquid securities is not a compelling operational concern. The above notwithstanding, at the Fund's inception, management determined that it was appropriate for the Fund to limit the Fund's exposure to non-publicly traded, restricted and illiquid securities. Accordingly, the Fund adopted a non-fundamental policy - one that can be changed by Board action alone
- limiting to 15% the proportion of total Fund assets that could be allocated to those investments. The risks attendant to investments in these securities identified in the Fund's Prospectus are: (i) the absence of a public market for these securities, (ii) the potential registration costs to be borne by the Fund should restricted securities need to be registered for sale, (iii) the greater risk of loss on sales of such securities, and (iv) the lack of public information and other regulatory requirements intended to provide investor protection respecting these securities.

Because of the existence of the Fund's current non-fundamental policy to limit the Fund's investments in non-publicly traded, restricted and illiquid securities to 15% of total assets, the elimination of the Fund's current fundamental policy related to these investments is expected to have little, if any, impact on Fund operations and, thus, is not expected to increase the risks to which shareholders might otherwise become subject. As a non-fundamental policy, however, the Board could change this voluntary restriction at any time without seeking shareholder approval. Should the Board change the restriction and management increase its investments in these securities, the Fund would become subject to a potential increase in the risks (to the extent they remain relevant in a particular market) outlined above commensurate with the scope of expanded investment exposure. At present, though, the Board does not anticipate changing the current non-fundamental restriction, and accordingly does not expect a material change in the day-to-day operations of the Fund if Shareholders approve the elimination of this restriction.

WHAT ARE THE RISKS, IF ANY, OF ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in additional material risk to the Fund. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to engage in these practices will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, or any exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices following the elimination of the Restrictions.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4





  INFORMATION ABOUT THE FUND

THE MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services provides certain administrative functions and facilities for the Fund.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 2001 and its latest semi-annual report dated February 28, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of May 31, 2002, the Fund had 17,656,437 shares outstanding and total net assets of $175,173,974. The Fund's shares are listed on the NYSE (Symbol: EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 31, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of May 31, 2002, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

  AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence, including responding to appropriate questions.

AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2001 were $18,085.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. [PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.]

ALL OTHER FEES. [The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2001 were $[ _________________________ ]. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.]

AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                           AUDIT COMMITTEE

                                           Fred R. Millsaps, (Chairman)
                                           Frank J. Crothers
                                           Andrew H. Hines, Jr.
                                           Constantine D. Tseretopoulos



   FURTHER INFORMATION ABOUT VOTING AND THE  MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications, Inc. ("Georgeson Communication") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of [$47,239], including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the shares entitled to vote --present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, requires the affirmative vote of the majority of all the shares entitled to be cast on the matter (all of the outstanding shares of the Fund on the record date are entitled to vote on Proposal 2). The approval of the Sub-Proposals 3a-3e and Proposal 4 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. If a quorum is present, a majority of the Fund shares voted shall be required to approve other business properly presented at the Meeting, except as otherwise required by express provisions of applicable statutes or by provisions of the Fund's Amended and Restated Articles of Incorporation or By-Laws.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect
as  a  vote  "against"  Proposal  2,  Sub-Proposals   3a-3e,  and  Proposal  4.

ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned with respect to some or all of the Proposals to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Amended and Restated Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

SHAREHOLDER PROPOSALS. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware business trust, will dictate the requirements relating to shareholder proposals for the 2003 Annual Meeting of Shareholders. This section describes those requirements.

SUBMISSION OF SHAREHOLDER PROPOSALS TO THE TRUST. If Proposal 2 is approved by the shareholders, the Fund will be reorganized as the Trust, and the Trust's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that the 2003 Annual Meeting of Shareholders will be held on or before [ ], 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Trust's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, no later than [ ] in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Trust who has not submitted a written proposal for inclusion in the proxy statement by [ ], as set forth above, may nonetheless present a proposal at the Trust's 2003 Annual Meeting of Shareholders if such shareholder notifies the Trust, at the Trust's offices, of such proposal not earlier than [ ] and not later than [ ____ ]. If a shareholder fails to give notice within these dates, then the persons designated as proxies for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.
In addition to the requirements set forth above, a shareholder must comply with the following:

I. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

II. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Trust which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

III. Each notice regarding business proposals shall set forth as to each matter:
(i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Trust which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.

SUBMISSION OF SHAREHOLDER PROPOSALS TO THE FUND. If Proposal 2 is not approved by the shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2003 Annual Meeting of Shareholders will be held on or before []. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100 Fort Lauderdale, Florida 33394-3091, Attention: Secretary, no later than [ ______ ] in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by [ ____ ], as described above, may nonetheless present a proposal at the Fund's 2003 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by [ _____________ ]. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the Meeting.

                                       By Order of the Board of Directors,


                                       Barbara J. Green,
                                       SECRETARY



June              , 2002
    --------------




                                                          TLEMF PROXY XX/02








                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                  BETWEEN TEMPLETON EMERGING MARKETS FUND, INC.
                       AND TEMPLETON EMERGING MARKETS FUND


     This Agreement and Plan of Reorganization ("Agreement") is made as of this ____ day of _________, 2002 by and between TEMPLETON EMERGING MARKETS FUND, a Delaware business trust ("Trust"), and TEMPLETON EMERGING MARKETS FUND, INC., a Maryland corporation ("Fund") (the Trust and the Fund are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. PLAN OF REORGANIZATION.

     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due, to the extent that there exist Fund obligations and liabilities on or after the Effective Date of the Reorganization (as defined in
         Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Fund to become the obligations and liabilities of the Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $.01 par value per share, of the Fund outstanding immediately prior to
         the  Effective  Date  of  the   Reorganization.   The   reorganization
         contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to its shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares such shareholder holds in the Fund at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Trust will be carried to the third decimal place. At the start of regular trading on the NYSE on the Effective Date of the Reorganization, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of common stock of the Fund held by such shareholder shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

     (d) The expenses of entering into and carrying out the Agreement will be borne by the Fund.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Fund's obligations and liabilities; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3. CONDITIONS PRECEDENT.

     The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

     (a) Such approvals from the NYSE and Pacific Exchange, Inc.("PCX") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

     (b) (i) an amendment to the Fund's Notification of Registration on Form N-8A ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Form N-8A as are determined by the trustees of the Trust (each, a "Trustee") to be necessary and appropriate as a result of the transactions contemplated by this Agreement, shall have been filed with the U.S. Securities and Exchange Commission ("Commission");
         (ii) the Trust shall have expressly adopted as its own such Form N-8A, as so amended, for purposes of the 1940 Act; (iii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust; (iv) a Technical Original Listing Application shall have been filed with the NYSE, and a listing application shall have been filed with the PCX, by the
         Trust;  and  (v)  the  8-A  Registration   Statement  filed  with  the
         Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

     (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens &
         Young,  LLP,  the   reorganization   contemplated  by  this  Agreement
         qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

     (d) The Fund shall have received an opinion of Stradley, Ronon, tevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that: (i) the Trust is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

     (e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly organized and validly existing under the laws of the State of Maryland; (ii) the Fund is a closed-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

     (f) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

     (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the board of directors of the Fund (the "Board of Directors") and the shareholders of the Fund;

     (h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

          (1) Elect as Trustees of the Trust the following individuals: Nominees
              to  serve  as  Trustees   until  the  2005   Annual   Meeting  of
              Shareholders - Messrs. Harris J. Ashton, Nicholas F. Brady, Frank
              J. Crothers and S. Joseph Fortunato and Ms. Edith E. Holiday; Nominees to serve as Trustees until the 2004 Annual Meeting of Shareholders - Messrs. Harmon E. Burns, Andrew H. Hines, Jr., Charles B. Johnson and Constantine D. Tseretopoulos; and Nominees
              to  serve  as  Trustees   until  the  2003   Annual   Meeting  of
              Shareholders - Messrs. Gordon S. Macklin and Fred R. Millsaps and Ms. Betty P. Krahmer; and

          (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Fund;

     (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Trust;

          (2) Approval of the assignment to the Trust of the Fund's Custody Agreement dated February 1, 1987 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), including the Amendment dated May 10, 1996; Amendment, effective as of May 21, 1998; Amendment dated March 2, 1998; Amendment No. 2 dated July 23, 1998; and Amendment No. 3 dated May 1, 2001;

          (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2002;

          (4) Approval of an Administration Agreement between the Trust and Franklin Templeton Services, LLC;

          (5) Approval of the assignment to the Trust of the Service Agreement between the Fund and Mellon Securities Trust Company, dated
              January 2, 1992; the Fund's Successor Stock Transfer Agent Agreement dated February 2, 1995 with Chemical Mellon Shareholder Services (now Mellon Investor Services LLC); and the Fund's Plan Agent Agreement with Mellon Securities Trust Company, dated March 15, 1998;

          (6) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (7) Submission  of the matters  referred to in paragraph  (h) of this
              Section 3 to the Fund as sole shareholder of the Trust; and

          (8) Authorization of the issuance and delivery by the Trust of its shares on the Effective Date of the Reorganization and the assumption by the Trust of the obligations and liabilities of the Fund in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors of the Fund, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

4. DISSOLUTION OF THE FUND.

     Promptly following the consummation of the distribution of the Trust shares to holders of Fund common stock under the Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5. TERMINATION.

     The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. FURTHER ASSURANCES.

     The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. COUNTERPARTS.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW.

     This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                         TEMPLETON EMERGING MARKETS FUND, INC.
                                             (a Maryland corporation)



Attest:                                  By:
      ---------------------------------     -----------------------------------
      Name:                                 Name:
      Title:                                Title:


                                         TEMPLETON EMERGING MARKETS FUND
                                            (a Delaware business trust)



Attest:                                  By:
       --------------------------------    ------------------------------------
       Name:                               Name:
       Title:                              Title:







                                    EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE BUSINESS TRUSTS AND
     THE CHARTER DOCUMENTS OF TEMPLETON EMERGING MARKETS FUND UNDER SUCH LAW

                                      WITH

                   THE LAW GOVERNING MARYLAND CORPORATIONS AND
  THE CHARTER DOCUMENTS OF TEMPLETON EMERGING MARKETS FUND, INC. UNDER SUCH LAW


                     DELAWARE BUSINESS TRUST                             MARYLAND CORPORATION
--------------------------------------------------------------------------------------------------------------
GOVERNING       A Delaware statutory business trust             A Maryland corporation is created by filing
DOCUMENTS/      (a "DBT") is  formed by a governing             of articles of incorporation with the Maryland State
GOVERNING       instrument and the filing of a                  Department of Assessments and Taxation ("MSDAT").
BODY            certificate of trust with the                   The Maryland law governing corporations is
                Delaware Secretary of State                     referred to in this analysis as "Maryland Law."
                ("Secretary of State").The Delaware
                law governing a DBT is referred to in
                this analysis as the "Delaware Act."

                A DBT is an unincorporated association          A corporation is incorporated under the Maryland
                organized under the Delaware Act whose          Law. A corporation's operations are governed by
                operations are governed by its governing        its charter and by-laws, and its business and
                instrument (which may consist of one or         affairs are managed  by or under the direction of a
                more   instruments). Its business and           board of directors (the "board" or "board of
                affairs are managed by or under the             directors" or collectively, the "directors"). No
                direction of one or more trustees.              public filing of the by-laws  is made.

                The governing instrument for the DBT,           Templeton Emerging Markets Fund, Inc., a Maryland
                Templeton Emerging Markets Fund (the            corporation, is referred to in this analysis as the
                "Trust"), is comprised of an agreement          "Corporation." The Corporation is governed by its
                and declaration of trust ("Declaration")        charter ("Charter") and by-laws ("By-Laws") and the
                and by-laws ("By-Laws"). The Trust's            Corporation's governing body is a board of directors.
                governing body is a board of trustees
                (the "board" or "board of trustees" or
                collectively, the "trustees").


DESIGNATION     Under the Delaware Act, the ownership           Equity securities of a corporation are generally
OF OWNERSHIP    interests in a DBT are denominated as           denominated as shares of stock. Record owners of
SHARES OR       "beneficial interests" and are held by          shares of stock are stockholders. Generally, equity
INTERESTS       "beneficial owners." However, there is          securities that have voting rights and are  entitled to
                flexibility as to how a governing               the residual assets of the corporation, after payment
                instrument refers to "beneficial                of liabilities, are referred to as "common  stock."
                interests" and "beneficial owners" and
                the governing instrument may identify
                "beneficial interests" and "beneficial
                owners" as "shares" and "shareholders,"
                respectively.

                The Trust's beneficial interests, without       The Corporation's equity securities are shares of
                par value, are designated as "shares" and       common stock, par value $0.01 per share, and the
                its beneficial owners are designated as         owners of such stock are "stockholders."
                "shareholders." This analysis will use the
                "share" and "shareholder" terminology.


AMENDMENTS      GOVERNING INSTRUMENT                            CHARTER
TO GOVERNING    The Delaware Act provides broad flexibility     Under Maryland Law, with certain exceptions,
DOCUMENTS       with respect to the provisions of the           amendments to the charter must be approved by the
                governing instrument of a DBT for amending      board and by the affirmative vote of two-thirds of
                and/or restating such governing  instrument.    all votes entitled to be cast (unless the charter
                                                                permits amendment by a higher or lesser proportion
                DECLARATION OF TRUST                            of the voting stock, but not less than a majority
                The Declaration provides that amendments        of the shares outstanding).
                and/or restatements of the Declaration may
                generally be made at any time by the board      The Charter provides that the Charter may be
                of trustees, by a vote of a majority of the     amended, altered, repealed, or added to upon vote
                trustees present at a meeting at which a        of holders of a majority of the shares outstanding
                quorum is present, without approval of the      and entitled to vote thereon, except that the
                shareholders. Amendments or a repeal of         amendment or repeal of provisions pertaining to
                certain provisions, however, require            the merger or consolidation of the Corporation,
                approval of the board of trustees, as set       sale of all or substantially all of the assets of
                forth above, and the affirmative vote of        the Corporation, dissolution or liquidation
                holders of at least two-thirds (66 2/3%) of     require the affirmative vote of the holders of at
                the outstanding shares entitled to vote,        least 75% of the shares then entitled to vote on
                unless such action has  previously been         the matter.
                approved by the affirmative vote of two-
                thirds (66 2/3%) of the board of trustees,
                in which case the affirmative "vote of a
                majority of the outstanding voting securities",
                as defined in the Investment Company Act of
                1940 and the rules and regulations thereunder,
                as amended (the "1940 Act"),  of the Trust
                entitled to vote at a meeting at which a
                quorum is present, shall be required. Such
                provisions include those pertaining to the
                number, classes, election,  term, removal,
                resignation, quorum, powers, required
                vote and  action by written consent of the
                board of trustees; shareholders' voting power,
                quorum, required vote, action by written consent
                and record dates; limitation of liability and
                indemnification of agents of the Trust;
                transactions such as the dissolution,  merger,
                consolidation, conversion, reorganization
                and  reclassification  of the Trust to an
                open-end company and amendments of the
                Declaration.

                BY-LAWS                                              BY-LAWS

                The By-Laws may be amended, restated or repealed     Under Maryland law, after the organizational
                or new by-laws may be adopted by the affirmative     meeting, the power to adopt, alter or repeal the
                "vote of a majority of the outstanding voting        by-laws is vested in the stockholders, except to
                securities" (as defined in the 1940 Act) of the      the extent that the charter or by-laws vest such
                Trust. The By-Laws may also be amended, restated     power in the board.
                or repealed or new by-laws may be adopted by the
                board of trustees, by a vote of a majority of the    The By-Laws may be adopted, amended or repealed by
                trustees present at a meeting at which a quorum is   "vote of the holders of a majority of the
                present.                                             [Corporation's] stock" (as defined in the 1940
                                                                     Act), which is generally the lesser of at least a
                Pursuant to the Declaration, amendments and/or       majority of the outstanding shares or 67% of the
                restatements of the certificate of trust shall be    shares present or represented in a meeting if more
                made at any time by the board of trustees, without   than 50% of the outstanding shares are present or
                approval of the shareholders, to correct any         represented at the meeting; except that provisions
                inaccuracy contained therein. Any such               in the By-Laws regarding increasing/decreasing
                amendments/restatements of the Certificate of        number of directors and removal of directors may
                Trust must be executed by at least one (1) trustee   be amended only by the vote of the holders of 75%
                and filed with the Secretary of State in order to    of the common stock, unless the amendment is
                become effective.                                    approved by the affirmative vote of two-thirds of
                                                                     the total number of directors fixed by the By-Laws,
                                                                     in which case the affirmative vote of a majority
                                                                     of the outstanding shares is required. Directors
                                                                     may adopt, amend or repeal By-Laws (not
                                                                     inconsistent with any By-Law adopted, amended or
                                                                     repealed by stockholders), except a provision
                                                                     regarding Board actions in case shares trade on an
                                                                     exchange at a discount from net asset value, by
                                                                     majority vote of all of directors in office, subject
                                                                     to applicable law.

PREEMPTIVE      Under the Delaware Act, a governing instrument       Under Maryland Law, the charter may provide
RIGHTS AND      may contain any provision relating to the rights,    shareholders with the preemptive right to subscribe
REPURCHASE      duties and obligations of the shareholders.          to any or all additional issues of stock or any
OF SHARES                                                            securities of the corporation convertible into
                The Declaration provides that no shareholder         additional issues of stock. The charter may also
                shall have the preemptive or other right to          define or limit the preemptive rights of stockholders
                subscribe for  new or additional shares or           to acquire additional stock or securities in the
                other securities issued by the Trust.                corporation.

                The Trust has the right at its option and at         The Corporation does not provide shareholders with
                any time, subject to the 1940 Act and other          the preemptive right to subscribe to additional
                applicable the law, to repurchase shares             issues of stock or other securities of the
                of any shareholder under certain circumstances       Corporation.
                at a price that meets the requirements of Section
                23 of the 1940 Act, and the rules and regulations
                adopted thereunder, and that is in accordance with
                the terms of the Declaration, the By-Laws and
                other applicable law.

LIQUIDATION     A DBT that has dissolved shall first pay or make     A corporation that has voluntarily dissolved shall
RIGHTS          reasonable provision to pay all known claims and     pay, satisfy and discharge the existing debts and
UPON            obligations, including those that are contingent,    obligations of the corporation, including necessary
DISSOLUTION     conditional and unmatured, and all known claims      expenses of liquidation, before distributing the
                and obligations for which the claimant is unknown.   remaining assets to the stockholders.
                Any remaining assets shall be distributed to the
                shareholders or as otherwise provided in the
                governing instrument.

                The Declaration provides that any assets remaining after payment or the reasonable provision for payment of all claims and obligations of the Trust shall be distributed to the shareholders ratably according to the number of outstanding shares held by the several shareholders on the record date for such dissolution distribution.

VOTING RIGHTS   Under the Delaware Act, the governing instrument
MEETINGS,       may set forth any provision relating to trustee
NOTICE,         and shareholder voting rights, including the
QUORUM,         withholding of such rights from certain trustees
RECORD DATES    or shareholders. If voting rights are granted, the
AND PROXIES     governing instrument may contain any provision
                relating to meetings, notice requirements, written
                consents, record dates, quorum requirements, voting
                by proxy and any other matter pertaining to the
                exercise of voting rights. The governing instrument
                may also provide for the establishment of record
                dates for allocations and distributions by the DBT.

                ONE VOTE PER SHARE                                   ONE VOTE PER SHARE
                The Declaration provides that each outstanding       Unless a corporation's charter provides for a
                share is entitled to one vote and each outstanding   greater or lesser number of votes per share, or
                fractional share is entitled to a fractional vote.   limits or denies voting rights, each outstanding
                                                                     share of stock is entitled to one vote on each
                                                                     matter submitted to a vote at a meeting of
                                                                     stockholders. A corporation may issue fractional
                                                                     shares of stock.

                                                                     The Charter provides that each outstanding share
                                                                     of stock is entitled to one vote and each outstanding
                                                                     fractional share of stock is entitled to a fractional
                                                                     vote.

                SHAREHOLDERS' MEETINGS                               STOCKHOLDERS' MEETINGS
                Although the Delaware Act does not mandate annual    Under Maryland Law, every corporation must hold an
                shareholders' meetings, the By-Laws require annual   annual stockholders' meeting to elect directors
                meetings for the election of trustees and the        and transact other business, except that the
                transaction of other business. The By-Laws also      charter or by-laws of a corporation registered
                authorize the calling of a special meeting           under the 1940 Act may provide that an annual
                (i) when deemed necessary or desirable by the        meeting is not required in any year in which the
                board of trustees or (ii) to the extent permitted    election of directors is not required by the 1940
                by the 1940 Act, by the chairperson of the board,    Act. Maryland Law authorizes, and permits the
                or at the request of holders of 10% of the           charter and By-Laws to authorize, certain persons
                outstanding shares if such shareholders pay the      to call special meetings of stockholders.
                reasonably estimated cost of preparing and mailing
                the notice thereof, for the purpose of electing      The By-Laws require annual meetings for the
                trustees or filling vacancies on the board.          election of directors and the transaction of other
                However, no special meeting may be called at the     business. The By-Laws also authorize the calling
                request of shareholders to consider any matter       of a special meeting, unless otherwise
                that is substantially the same as a matter voted     "prescribed" by statute or the Charter, upon the
                upon at a shareholders' meeting held during the      written request of a majority of the directors, or
                preceding twelve (12) months, unless requested by    by the president, or at the written request of
                holders of a majority of all outstanding shares      stockholders owning 10% "in amount of the entire
                entitled to vote at such meeting.                    capital stock" of the Corporation then issued and
                                                                     outstanding, if the stockholders requesting such
                Under the By-Laws, shareholder proposals may be      meeting pay the reasonably estimated cost of
                presented at an annual shareholders' meeting if      preparing and mailing the notice thereof. However,
                brought by a shareholder who (i) is entitled to      no special meeting will be called at the request
                vote at the meeting; (ii) complies with the notice   of stockholders to consider any matter that is
                procedures set forth in the By-Laws; and (iii) was   substantially the same as a matter voted upon at a
                a shareholder of record at the time such notice is   stockholders' special meeting held during the
                received by the secretary of the Trust. The          preceding 12 months, unless requested by holders
                shareholder's notice must be in writing and          of a majority of all outstanding shares entitled
                delivered to the Trust not less than one hundred     to vote at such meeting.
                twenty (120) days nor more than one hundred fifty
                (150) days prior to the date of any such meeting.
                Each such notice given by a shareholder must include
                certain information set forth in the By-Laws and as
                reasonably requested by the Trust. At the annual
                meeting, the appropriate officer may, if the
                facts warrant, determine and declare to such
                meeting that a proposal was not made in accordance
                with the procedure in the By-Laws, and, if the
                officer should so determine, shall so declare
                to the meeting, and the defective proposal shall
                be disregarded and laid over for action at the
                next succeeding special or annual meeting of the
                shareholders taking place thirty (30) days or
                more thereafter.

                RECORD DATES                                         RECORD DATES
                In order to determine the shareholders entitled      Under Maryland law, unless the by-laws otherwise
                to notice of, and to vote at, a shareholders'        provide, the board may set a record date, which
                meeting, the Declaration authorizes the board of     date must be set within the parameters outlined by
                trustees to fix a record date. The record date       the Maryland statute, for determining stockholders
                may not precede the date on which it is fixed by     entitled to notice of a meeting, vote at a meeting,
                the board and it may not be more than one hundred    receive dividends or be allotted other rights.
                twenty (120) days, nor less than ten (10) days,
                before the date of the shareholders' meeting. The    In order to determine the stockholders entitled to
                By-Laws provide that notice of a shareholders'       notice of, and to vote at, a stockholders' meeting,
                meeting shall be given to shareholders not more      the By-Laws authorize the board of directors to fix a
                than one hundred twenty (120) days nor less than     record date not less than ten (10), nor more than
                ten (10) days before the date of the meeting.        ninety (90), days prior to the date of the meeting
                                                                     or prior to the last day on which the consent or dissent
                To determine the shareholders entitled to vote       of stockholders may be effectively expressed for any
                on any action WITHOUT A MEETING, the Declaration     purpose without a meeting.
                authorizes the board of trustees to fix a record
                date. The record date may not precede the date on    If the board does not fix a record date, the record
                which it is fixed by the board nor may it be more    date shall be the later of the close of business on
                than thirty (30) days after the date on which it     the day on which notice of the meeting is mailed
                is fixed by the board.                               or the 30th day before the meeting, except if all
                                                                     stockholders waive notice, the record date is the
                To determine the shareholders entitled to a          close of business on the 10th day next preceding the
                dividend or any other distribution from the Trust,   day the meeting is held.
                the Declaration authorizes the board of trustees
                to fix a record date. The record date may not        To determine the stockholders entitled to a dividend,
                precede the date on which it is fixed by the board   any other distribution, or delivery of evidences of rights
                nor may it be more than sixty (60) days before the   or interests from the Corporation, the By-Laws authorize
                date such dividend or distribution is to be paid.    the board to fix a record date not exceeding ninety
                                                                     (90) days preceding the date fixed for the payment of the
                Pursuant to the Declaration, if the board of         dividend or distribution or delivery of the evidences.
                trustees does not fix a record date:
                (a) the record date for determining shareholders
                entitled to notice of, and to vote at, a meeting
                will be the day before the date on which notice is
                given or, if notice is waived, on the day before
                the date of the meeting; (b) the record date for
                determining shareholders entitled to vote on any
                action by consent in writing without a meeting,
                (i) when no prior action by the board of trustees
                has been taken, shall be the day on which the first
                signed written consent is delivered to the Trust,
                or (ii) when prior action of the board of trustees
                has been taken, shall be the day on which the board
                of trustees adopts the resolution taking such
                prior action.

                QUORUM FOR SHAREHOLDERS' MEETING                     QUORUM FOR STOCKHOLDERS' MEETING
                To transact business at a meeting, the Declaration   Under Maryland Law, unless the charter or Maryland
                provides that a majority of the outstanding shares   Law provides otherwise, in order to constitute a
                entitled to vote, which are present in person or     quorum for a meeting, there must be present in
                represented by proxy, shall constitute a quorum at   person or by proxy, stockholders entitled to cast
                a shareholders' meeting, except when a larger        a majority of all the votes entitled to be cast at
                quorum is required by applicable law or any          the meeting.
                securities exchange on which such shares are
                listed for trading, in which case such quorum        To transact business at a meeting, the By-Laws
                shall comply with such requirements.                 provide that a majority of the outstanding shares
                                                                     entitled to vote, which are present in personor
                                                                     represented by proxy, shall constitute a quorum
                                                                     at a stockholders' meeting.

                SHAREHOLDER VOTE                                     STOCKHOLDER VOTE
                The Declaration provides that, subject to any        Under Maryland law, for most stockholder actions,
                provision of the Declaration, the By-Laws or         unless the charter or Maryland Law provides
                applicable law that requires a different vote:       otherwise, a majority of all votes cast at a
                (i) in all matters other than the election of        meeting at which a quorum is present is required
                trustees, the affirmative "vote of a majority of     to approve any matter. Actions such as (i)
                the outstanding voting securities" (as defined in    amendments to the corporation's charter, (ii)
                the 1940 Act) of the Trust entitled to vote at a     mergers, (iii) consolidations, (iv) statutory
                shareholders' meeting at which a quorum is           share exchanges, (v) transfers of assets and (vi)
                present, shall be the act of the shareholders; and   dissolutions require the affirmative vote of
               (ii) trustees shall be elected by a plurality of     two-thirds of all votes entitled to be cast on the
                the votes cast of the holders of outstanding         matter unless the charter provides for a lesser
                shares entitled to vote present in person or         proportion which may not be less than a majority
                represented by proxy at a shareholders' meeting at   of all votes entitled to be cast on the matter.
                which a quorum is present.                           Unless the charter or by-laws require a greater
                                                                     vote, a plurality of all votes cast at a meeting
                                                                     at which a quorum is present is required to elect
                                                                     a director.


                                                                     ELECTION OF DIRECTORS.
                                                                     Under the By-Laws, at a stockholders' meeting at
                                                                     which a quorum is present, a plurality of the
                                                                     votes cast of the holders of outstanding shares
                                                                     entitled to vote, shall be required to elect
                                                                     directors at the annual meeting, to fill any
                                                                     vacancy resulting from an increase in the number
                                                                     of directors on the board  (adopted by vote of the
                                                                     stockholders) or to fill any other then existing
                                                                     vacancies on the board.

                                                                     OTHER MATTERS FOR WHICH THE VOTE IS NOT EXPRESSLY
                                                                     DESIGNATED OTHERWISE.  For all other matters, other
                                                                     than any matter for which the Charter expressly
                                                                     provides for a different vote, the affirmative vote
                                                                     of the holders of a majority  of the total  number
                                                                     of shares cast at a stockholders'  meeting at which
                                                                     a quorum is present, shall be the act of the
                                                                     stockholders.

                 SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS            STOCKHOLDER VOTE ON CERTAIN TRANSACTIONS
                 ----------------------------------------            ----------------------------------------
                 Under the Declaration, in order for the Trust to    Under the Charter, in order to consummate a
                 consummate a dissolution, merger, consolidation,    merger, consolidation, sale of all or
                 conversion, reorganization or reclassification,     substantially all of the assets, or the
                 such transaction shall be approved in the           liquidation or dissolution of the Corporation,
                 following manner:                                   such transaction shall be approved in the
                 The transaction must be approved by the vote of a   following manner:
                 majority of the trustees present at a meeting at
                 which a quorum is present, and the affirmative      The transaction must be approved by the favorable
                 vote of the holders of  75% of the outstanding      vote of at least 75% of the outstanding shares
                 shares entitled to vote, unless such action has     entitled to vote, unless such action has been
                 been previously approved by the affirmative vote    previously approved by the affirmative vote of
                 of 66 2/3% of the board of trustees, in which case  two-thirds of the total number of directors fixed
                 the affirmative "vote of a majority of the          pursuant to the By-Laws, in which case the
                 outstanding voting securities" (as defined in the   transaction must be approved by the affirmative
                 1940 Act) of the Trust entitled to vote at a        vote of a majority of all the votes entitled to be
                 shareholders' meeting at which a quorum is present  cast on the matter, for purposes of Maryland Law.
                 shall be required.

                 CUMULATIVE VOTING                                   CUMULATIVE VOTING
                 The Declaration provides that shareholders are not  Maryland law provides that the charter may
                 entitled to cumulate their votes on any matter.     authorize cumulative voting for the election of
                                                                     the directors and if the charter does not so
                                                                     provide, then the stockholders are not entitled
                                                                     to cumulative voting rights.

                                                                     The Charter and By-Laws do not have any provisions
                                                                     as to whether stockholders are entitled to cumulate
                                                                     their votes on any matter and consequently, the
                                                                     stockholders are not entitled to cumulate their
                                                                     votes on any matter.

                PROXIES                                              PROXIES
                The By-Laws authorize the Trust to accept proxies    Maryland Law permits a stockholder to authorize
                by execution of a written instrument or by           another person to act as a proxy and sets forth
                electronic, telephonic, computerized,                acceptable methods of transmitting such authorization.
                telecommunications or another reasonable             Unless a proxy provides otherwise, it is authorization.
                alternative   to the execution of a written          Unless a proxy provides otherwise, it is not valid
                instrument. Unless a  proxy provides otherwise,      more than 11 months after its date. The proxy is
                it is not valid more than 11 months after its        revocable unless certain statutory requirements are met.
                date. In addition, the By-Laws provide that the
                revocability of a proxy that states on its face      The By-Laws provide that stockholders may vote by proxy
                that it is irrevocable shall be governed by the      and provide the acceptable method of transmitting and
                provisions of the general corporation law of         executing a proxy.
                the State of Delaware.

                ACTION BY WRITTEN CONSENT                            ACTION BY WRITTEN CONSENT
                The Declaration also authorizes shareholders to      Maryland Law provides that any action required or
                take action without a meeting and without prior      permitted to be taken at a stockholders' meeting
                notice if written consents setting forth the         may be taken without a meeting, if a unanimous
                action taken are signed by the holders of all        written consent is signed by each stockholder
                outstanding shares entitled to vote on               entitled to vote on the matter.
                that action.

                The Declaration also authorizes the board of         The By-Laws authorize stockholders to take action
                trustees or any committee of the board of trustees   without a meeting if all stockholders entitled to
                to take action without a meeting and without prior   vote consent in writing and all stockholders
                written notice if written consents setting forth     entitled to notice of the meeting, but not
                the action taken are executed by trustees having     entitled to vote, sign a written waiver of any
                the number of votes necessary to take that action    right to dissent.
                at a meeting at which the entire board of trustees
                or any committee thereof, is present and voting.     The By-Laws provide that the board or any
                                                                     committee of the board may act by written consent
                                                                     signed by all the members of the board or
                                                                     committee, respectively.

REMOVAL OF      The governing instrument of a DBT may contain any    Under Maryland Law, unless otherwise provided in
TRUSTEES/       provision relating to the removal of trustees;       the charter, a director may generally be removed
DIRECTORS       provided however, that there shall at all times be   with or without cause by the vote of a majority of
                at least one trustee of the DBT.                     all the votes entitled to be cast generally for
                                                                     the election of directors unless (i) such director is
                Under the Declaration, any trustee may be removed,   elected by a certain class or series, (ii) the  charter
                with or without cause, by the Shareholders, upon     provides for cumulative voting or (iii) the board is
                the vote of the holders of 75% of the outstanding    classified.
                shares entitled to vote.

                                                                     Under the Charter, a director may be removed with
                                                                     or without cause by holders of 75% of shares then
                                                                     entitled to vote in an election of directors and a
                                                                     stockholders'  meeting may be called for such  purpose
                                                                     if requested in writing by not less than 10% of o
                                                                     utstanding shares of the Corporation.

VACANCIES ON    Vacancies in any class of trustees may be filled     Under Maryland law stockholders may elect persons
BOARD OF        by a majority vote of the trustees then in office,   to fill vacancies that result from the removal of
TRUSTEES/       regardless of the number and even if less than a     directors. Unless the charter or by-laws provide
DIRECTORS       quorum, unless a special meeting of shareholders     otherwise, a majority of the directors in office,
                is called for the purpose of filling such            whether or not comprising a quorum, may fill vacancies
                vacancies, which case, such vacancies shall be       that result from any cause except an  increase in the
                filled in the same manner as an election of          number of directors. A majority of the entire board of
                trustees.                                            directors may fill vacancies that result from an
                                                                     increase in the number of directors.

                                                                     Under the By-Laws, directors may increase or decrease
                                                                     their number; if the number is increased, the added
                                                                     directors may be elected by a majority of directors
                                                                     in office.  For other vacancies, the directors then
                                                                     in office  (though less than quorum) may  continue
                                                                     to act and may by majority vote fill any vacancy until
                                                                     the next meeting of stockholders, subject to the 1940 Act.

                                                                     The number of directors may also be increased or decreased by vote of stockholders at any meeting called for the
                                                                     purpose and if the vote is to increase  the  number,
                                                                     stockholders will vote by plurality to elect the directors to fill the new vacancies as well as any then existing
                                                                     vacancies.

SHAREHOLDER     Under the Delaware Act, except to the extent         The stockholders of a corporation are not liable
LIABILITY       otherwise provided in the governing instrument of    for the obligations of the corporation.
                a DBT, shareholders of a DBT are entitled to the
                same limitation of personal liability extended
                to shareholders of a private corporation organized
                for profit under the general corporation law of
                the State of Delaware.

                Under the Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the general corporate law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

TRUSTEE/        Subject to the provisions in the governing           Maryland Law requires a director to perform his or
DIRECTOR        instrument, the Delaware Act provides that a         her duties in good faith, in a manner he or she
LIABILITY       trustee or any other person managing the DBT, when   reasonably believes to be in the best interests of
                acting in such capacity, will not be personally      the corporation and with the care that an
                liable to any person other than the DBT or a         ordinarily prudent person in a like position would
                shareholder of the DBT for any act, omission or      use under similar circumstances. A director who
                obligation of the DBT or any trustee. To the         performs his or her duties in accordance with this
                extent that at law or in equity, a trustee has       standard has no liability to the corporation, its
                duties (including fiduciary duties) and              stockholders or to third persons by reason of
                liabilities to the DBT and its shareholders, such    being or having been a director. A corporation may
                duties and liabilities may be expanded or            include in its charter a provision expanding or
                restricted by the governing instrument.              limiting the liability of its directors and
                                                                     officers for money damages to the corporation or
                The Declaration provides that any person who is or   its stockholders, provided however, that liability
                was a trustee, officer, employee or other agent of   may not be limited to the extent the person has
                the Trust or is or was serving at the request of     received an improper benefit or profit in money,
                the Trust as a trustee, director, officer,           property or services or where such person has been
                employee or other agent of another corporation,      actively and deliberately dishonest.
                partnership, joint venture, trust or other
                enterprise (an "Agent") will be liable to the        The Charter expressly provides that no director or
                Trust and to any shareholder solely for such         officer shall be protected from liability to the
                Agent's own willful misfeasance, bad faith, gross    Corporation and its stockholders to which such
                negligence or reckless disregard of the duties       person would otherwise be subject by reason of
                involved in the conduct of such Agent (such          willful misfeasance, bad faith, gross negligence
                conduct referred to as "Disqualifying Conduct").     or reckless disregard of the duties involved in
                Subject to the preceding sentence, Agents will not   the conduct of such person's office.
                be liable for any act or omission of any other
                Agent or any investment adviser or principal
                underwriter of the Trust. No Agent, when acting in
                such capacity, shall be personally liable to any
                person (other than the Trust or its shareholders
                as described above) for any act, omission or
                obligation of the Trust or any trustee.

INDEMNIFICATION Subject to such standards and restrictions           Unless limited by its charter, Maryland Law
                contained in the governing instrument of a DBT,      requires a corporation to indemnify a director or
                the Delaware Act authorizes a DBT to indemnify       officer who  has successfully defended a proceeding
                and hold harmless any trustee, shareholder or        to which such person was a party because of such
                other person from and against any and all claims     person's service in such capacity, against reasonable
                and demands.                                         expenses incurred in connection with the proceeding.

                Pursuant to the Declaration, the Trust will
                indemnify any Agent who was or is a party or is      Maryland Law permits a corporation to indemnify a
                threatened to be made a party to any proceeding by   director, officer, employee or agent who is a
                reason of such Agent's capacity, against             party or threatened to be a party, by reason of
                attorneys' fees and other certain expenses,          service in that capacity, to any threatened,
                judgments, fines, settlements and other amounts      pending or completed action, suit or proceeding,
                incurred in connection with such proceeding if       against judgments, penalties, fines, settlements
                such Agent acted in good faith or in the case of a   and reasonable expenses unless it is established
                criminal proceeding, had no reasonable cause to      that (i) the act or omission of such person was
                believe such Agent's conduct was unlawful.           material to the matter giving rise to the
                However, there is no right to indemnification for    proceeding, and was committed in bad faith or was
                any liability arising from the Agent's               the result of active and deliberate dishonesty;
                Disqualifying Conduct. As to any matter for which    (ii) such person actually received an improper
                such Agent is found to be liable in the              personal benefit; or (iii) such person had
                performance of such Agent's duty to the Trust or     reasonable cause to believe that the act or
                its shareholders indemnification will be made only   omission was unlawful. This permissible
                to the extent that the court in which that action    indemnification obligation may become mandatory or
                was brought determines that in view of all the       may be prohibited through a corporation's charter,
                circumstances of the case, the Agent was not         by-laws, a board resolution or another agreement.
                liable by reason of such Agent's Disqualifying       However, if the proceeding is a derivative suit,
                Conduct.                                             the corporation may not indemnify a person who has
                                                                     been adjudged to be liable to the corporation.
                Expenses incurred by an Agent in defending any       Corporations are authorized to advance payment of
                proceeding may be advanced by the Trust before the   reasonable expenses.
                final disposition of the proceeding on receipt of
                an undertaking by or on behalf of the Agent to       The Charter provides that the Corporation shall,
                repay the amount of the advance if it is             to the full extent permitted by Maryland Law,
                ultimately determined that the Agent is not          indemnify all persons whom it may indemnify under
                entitled to indemnification by the Trust.            Maryland Law. However, no director or officer
                                                                     shall be protected from liability to the Corporation
                                                                     or its stockholders to which such person would
                                                                     otherwise be subject by reason of willful misfeasance,
                                                                     bad faith, grossnegligence or recklessdisregard of the
                                                                     duties involved in the conduct of his office.

                                                                     The By-Laws provide that, to the fullest extent permitted
                                                                     by Maryland Law, any current or former director or officer seeking indemnification shall be entitled to the advancement of reasonable expenses from the Corporation. The Corporation may advance expenses to officers, employees and agents.

INSURANCE       The Delaware Act is silent as to the right of a      A corporation may purchase insurance on behalf of
                DBT to purchase insurance on behalf of its           any person who is or was a director, officer,
                trustees or other persons. However, as the policy    employee or agent against any liability asserted
                of the Delaware Act is to give maximum effect to     against and incurred by such person in any such
                the principle of freedom of contract and to the      capacity whether or not the corporation would have
                enforceability of governing instruments, the         the power to indemnify such person against such
                Declaration authorizes the board of trustees, to     liability.
                the fullest extent permitted by applicable law, to
                purchase with Trust assets, insurance for            The By-Laws authorize the Corporation to purchase
                liability and for all expenses of an Agent in        insurance on behalf of any person who is or was a
                connection with any proceeding in which such Agent   director, officer, employee or agent against any
                becomes involved by virtue of such Agent's           liability asserted against and incurred by such
                actions, or omissions to act, in its capacity or     person in any such capacity. However, no insurance
                former capacity with the Trust, whether or not the   may be purchased which would indemnify any
                Trust would have the power to indemnify such Agent   director or officer against any liability to the
                gainst such liability.                               Corporation or its stockholders to which such
                                                                     person  would otherwise be subject by reason of willful
                                                                     misfeasance, bad faith, gross negligence or reckless
                                                                     disregard of the duties involved in the conduct of such
                                                                     person's office.

SHAREHOLDER     Under the Delaware Act, except to the extent         Under Maryland Law, a stockholder may inspect,
RIGHT  OF       otherwise provided in the governing instrument       during usual business hours, the corporation's
INSPECTION      and subject to reasonable standards established      by-laws, stockholder proceeding minutes, annual
                by the trustees, each shareholder has the right,     statements of affairs, voting trust agreements
                upon reasonable demand for any purpose reasonably    and, if the corporation is not an open-end investment
                related to the shareholder's interest as a           company, a statement showing all stock
                shareholder, to obtain from the DBT certain          and securities issued by the corporation for  the
                information regarding the governance and affairs     previous 12 months. In addition, stockholders who of the
                of the DBT.                                          have  individually or together been holders of at
                                                                     least 5% of the outstanding stock of any class for
                Under the Declaration, a shareholder, upon           at least 6 months, may inspect the corporation's
                reasonable written demand to the Trust for any       books of accounts, its stock ledger and its
                purpose reasonably related to such shareholder's     statement of affairs. Although not expressly
                interest as a shareholder, may inspect certain       required by the Maryland statute, Maryland courts
                information as to the governance and affairs of      have engrafted a proper purpose requirement upon
                the Trust during regular business hours. However,    this statutory right.
                reasonable standards governing, without
                limitation, the information and documents to be      The Charter grants stockholders inspection rights
                furnished and the time and location of furnishing    only to the extent provided by Maryland Law. Such
                the same, will be established by the board or any    rights are subject to reasonable regulations of
                officer to whom such power is delegated in the       the board of directors not contrary to Maryland
                By-Laws. In addition, as permitted by the Delaware
                Law. Act, the By-Laws also authorize the board or
                an officer to whom the board delegates such powers
                to keep confidential from shareholders for such
                period of time as deemed reasonable any information
                that the board or such officer in good faith believes
                would not be in the best interest of the Trust to
                disclose or that could damage the Trust or  that the
                Trust is required by law or by agreement with a
                3rd party to keep confidential.

DERIVATIVE      Under the Delaware Act, a shareholder may bring a    Under Maryland Law, in order to bring a derivative
ACTIONS         derivative action if trustees with authority to do   action, a stockholder (or his predecessor if he
                so have refused to bring the action or if a demand   became a stockholder by operation of law) must be
                upon the trustees to bring the action is not         a stockholder (a) at the time of the acts or
                likely to succeed. A shareholder may bring a         omissions complained about; (b) at the time the
                derivative action only if the shareholder is a       action is brought and (c) until the completion of
                shareholder at the time the action is brought and:   the litigation. A derivative action may be brought
                (i) was a shareholder at the time of the             by a stockholder if (i) a demand upon the board of
                transaction complained about or (ii) acquired the    directors to bring the action is improperly
                status of shareholder by operation of law or         refused or (ii) a request upon the board of
                pursuant to the governing instrument from a person   directors would be futile.
                who was a shareholder at the time of the
                transaction. A shareholder's right to bring a        Under Maryland Law, a director of an investment
                derivative action may be subject to such             company who "is not an interested person, as
                additional standards and restrictions, if any, as    defined by the Investment Company Act of 1940,
                are set forth in the governing instrument.           shall be deemed to be independent and
                                                                           disinterested when making any determination or
                The Declaration provides that, subject to the        taking any action as a director."
                requirements set forth in the Delaware Act, a
                shareholder may bring a derivative action on
                behalf of the Trust only if the shareholder first
                makes a pre-suit demand upon the board of trustees
                to bring the subject action unless an effort to
                cause the board of trustees to bring such action
                is excused. A demand on the board of trustees
                shall only be excused if a majority of the board
                of trustees, or a majority of any committee
                established to consider the merits of such action,
                has a material personal financial interest in the
                action at issue. A trustee shall not be deemed to
                have a material personal financial interest in an
                action or otherwise be disqualified from ruling on
                a shareholder demand by virtue of the fact that
                such trustee receives remuneration from his
                service on the board of trustees of the Trust or
                on the boards of one or more investment companies
                with the same or an affiliated investment advisor
                or underwriter.






                                    EXHIBIT C

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED




                       INVESTMENT        CURRENT FUNDAMENTAL                           PROPOSED FUNDAMENTAL
   PROPOSAL OR        INVESTMENT         INVESTMENT RESTRICTION                        INVESTMENT  RESTRICTION
  SUB-PROPOSAL        RESTRICTION        THE FUND MAY NOT:                             THE FUND MAY NOT:
------------------ ----------------------------------------------------------------- ------------------------------------------

       3a             Borrowing and         Issue senior securities, borrow money or   Borrow money or issue senior securities,
                      Issuing Senior        pledge its assets, except that the Fund    except to the extent permitted by the
                        Securities          may borrow from a bank (i) for temporary   1940 Act or any rules, exemptions or
                                            or emergency purposes, or (ii) to          interpretetions thereunder that may be
                                            finance repurchase of its shares, in       adopted, granted or issued by the SEC.
                                            amounts not exceeding 5% (taken at the
                                            lower of cost or current value) of its
                                            total assets (not including the amount
                                            borrowed), and may also pledge its
                                            assets to secure such borrowings.
------------------ --------------------- --------------------------------------------- ------------------------------------------
       3b                Industry           Invest 25% or more of the total value of   Invest more than 25% of its net assets
                      Concentration         its assets in a particular industry;       in  securities of issuers in any one
                                            provided however, that the foregoing       industry; provided that this limitation
                                            restriction shall not be deemed to         (i) shall not apply with respect to
                                            prohibit the Fund from purchasing the      securities issued or guaranteed by the
                                            securities of any issuer pursuant to the   U.S. government or by its agencies or
                                            exercise of rights distributed to the      instrumentalities or securities of other
                                            Fund by the issuer.                        investment companies and (ii) shall not
                                                                                       be deemed to prohibit the Fund from
                                                                                       purchasing  the securities of any issuer
                                                                                       pursuant to the exercise of rights
                                                                                       distributed to the Fund by the issuer.
------------------ --------------------- --------------------------------------------- ------------------------------------------
       3c              Commodities           Buy or sell commodities or commodity      Purchase or sell commodities as defined
                                             contracts . . . , except that it may      in the Commodity Exchange Act, as
                                             purchase and sell futures contracts on    amended, and the rules and regulations
                                             stock indices and foreign currencies,     thereunder, unless acquired as a result
                                             securities which are secured by . . .     of ownership of securities or other
                                             commodities, and securities of            instruments and provided that this
                                             companies which invest or deal in . . .   restriction does not prevent the Fund
                                             commodities.                              from engaging in transactions involving
                                                                                       futures  contracts and options thereon or
                                                                                       investing in securities that are secured
                                                                                       by physical commodities.
------------------ --------------------- --------------------------------------------- ------------------------------------------
       3d              Real Estate          Buy or sell . . . real estate or           Purchase or sell real estate unless
                                            interests in real estate, except that it   acquired as a result of ownership of
                                            may purchase . . . securities which are    securities or other instruments and
                                            secured by real estate . . . and           provided that this restriction does not
                                            securities of companies which invest or    prevent the Fund from investing in
                                            deal in real estate . . .                  issuers which invest, deal, or otherwise
                                                                                       engage in transactions in real estate
                                                                                       or interests therein, or investing in
                                                                                       securities that are secured by real estate
                                                                                       or interests therein.
------------------ --------------------- --------------------------------------------- ------------------------------------------
       3e                Lending             Make loans, except through repurchase     Make loans to other persons except (a)
                                             agreements to the extent permitted        through the lending of its portfolio
                                             under applicable law.                     securities, (b) through the purchase of
                                                                                       debt securities, loan participations
                                                                                       and/or engaging in direct corporate
                                                                                       loans in accordance with its investment
                                                                                       objectives and policies, and (c) to the
                                                                                       extent the entry into a repurchase agreement
                                                                                       is deemed to be a loan. The Fund may also
                                                                                       make loans to other investment companies
                                                                                       to the extent permitted by the 1940 Act
                                                                                       or any exemptions therefrom which may be
                                                                                       granted by the SEC.
------------------ --------------------- --------------------------------------------- ------------------------------------------
        4                 Margin             Purchase securities on margin, except     Proposed to be eliminated.
                                             such short-term credits as may be
                                             necessary for clearance of
                                             transactions and the maintenance of
                                             margin with respect to futures
                                             contracts.
------------------ --------------------- --------------------------------------------- ------------------------------------------
        4              Short Sales           Make short sales of securities or         Proposed to be eliminated.
                                             maintain a short position.
------------------ --------------------- --------------------------------------------- ------------------------------------------
        4              Non-Publicly          Invest in securities which are not        Proposed to be eliminated.
                    Traded, Restricted       publicly traded, which cannot be
                       and Illiquid          readily resold because of legal or
                        Securities           contractual restrictions or which are
                                             not otherwise readily marketable
                                             (including repurchase agreements
                                             having more than seven days
                                             remaining to maturity) if,
                                             regarding all such securities, more
                                             than 25% of its total assets (taken
                                             at current value) would be invested
                                             in such securities.



1 The members of the board of a Delaware business trust are referred to as Trustees.









                    TEMPLETON EMERGING MARKETS FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 26, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida 33394 at 4:00 p.m., Eastern time, on the 26th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECOTRSE) 2, 3 (INCLUDING 5 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

                                                                     FOR ALL

Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: Harris J. Ashton, Nicholas F. Brady,
    Listed (except as              AUTHORITY          Frank J. Crothers, S. Joseph Fortunato and
   marked to the right)         to vote for all       Edith E. Holiday
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

         3a. To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3b. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3c. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3d. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3e. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2002
             ------------------------------------------       -----------

Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE